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                                                                    EXHIBIT 99.2

                              FORM OF CERTIFICATION

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-Q of DOR BioPharma, Inc. (the "Company") for the yearly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William D Milling, Controller and Principal Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:       /s/ William D Milling
         ----------------------------
Name:    William D Milling
         Controller, Principle Financial Officer
         November 14, 2002